LEASE AGREEMENT

     THIS LEASE, made this 20th day of December, 1996, by and between VPB Realty (hereinafter called "Landlord"), and Delsoft Consulting, Inc. (hereinafter called "Tenant");


                   W I T N E S S E T H :

     1. PREMISES. The Landlord, for and in consideration of the rents, covenants, agreements, and stipulations hereinafter mentioned, reserved, and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents does lease and rent, unto the said Tenant, and said Tenant hereby agrees to lease and take upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"), to wit:

consisting of approximately 2,272 square feet of finished office space, Building 100, Units 105 and 106 and being known as a part of Sun Valley Business Park. The attached floor plan (Exhibit "A") represents an approximation of the Premises to be leased pursuant to this Lease.

     2. TERM. To have and to hold for a term of three years beginning on the 1st day of _________________, 1996, and ending on the 31st day of ____________________, 19___ at midnight, unless sooner terminated as hereinafter provided.

     In the event the Premises are ready for occupancy prior to the commencement date of the term of this Lease and Tenant chooses to occupy the Premises at that time, all terms, covenants and conditions of this Lease shall be in full force and effect as of such date. Tenant shall pay a prorated share of the monthly rental payment for any partial calendar month during which Tenant occupies of the Premises.

     3. RENTAL. Tenant agrees to pay Landlord, by payments to 555 Sun Valley Drive, Suite J-4, Roswell, Georgia 30076 promptly on the first day of each month in advance, during the term of this lease, a monthly rental of [See Special Stipulation 36(b)].

     Tenant hereby acknowledges that if any monthly payment of rent or any monies due hereunder from Tenant shall not be received by Landlord or the Managing Agent of Landlord within ten days after such payment is due, then Tenant shall pay the Landlord a late charge equal to 5% of such delinquent amount.

     4. FIRST MONTH'S RENT IN ADVANCE AND SECURITY DEPOSIT. Upon execution of this Lease by Tenant, Tenant shall pay the first month's rent and security deposit, receipt of which is acknowledged by Landlord. Interest shall not accrue on said monies and in the event of any default by Tenant hereunder, such amounts may be applied to any amounts owed by Tenant to Landlord.

     5. UTILITY BILLS. Tenant shall pay all utility bills, including, but not limited to, gas, electricity, fuel, light, and heat bills, for the Premises and Landlord shall pay all charges for garbage collection services or other sanitary services rendered to the Premises or used by Tenant in connection therewith. Tenant shall be responsible for and shall pay when due all taxes levied against any personal property or trade fixtures placed by Tenant in the Premises. This Paragraph is subject to Paragraph 13 of the Rules and Regulations. Tenant shall pay for any janitorial services to the Premises.

     6. USE OF PREMISES. The Premises shall be used for general office purposes and no other purposes and in accordance with the Rules and Regulations. The Premises shall not be used for any illegal purposes, nor in any manner to create any nuisance or trespass; nor in any manner to vitiate the insurance or increase the rate of insurance on Premises.

     7. ABANDONMENT OF PREMISES. Tenant agrees not to abandon or vacate Premises during the period of this Lease, and agrees to use said Premises for the purpose herein leased until the expiration hereof.

     8. REPAIRS BY LANDLORD. Landlord agrees to keep in good repair the tool, foundations, and exterior walls of the Premises and underground utility and sewer pipes outside the exterior walls of the Building, except repairs rendered necessary by the negligence of Tenant, its agents, employees, or invitees. Landlord agrees to keep the plumbing, electrical, heating and air conditioning systems in reasonably good working order and condition consistent with the capacity and capabilities of such systems and except that Landlord will not be required to repair damages or malfunctions caused by excessive use or misuse by Tenant, its employees, contractors, or invitees, it being agreed that Tenant shall be responsible for such repairs. Landlord shall be under no obligation to inspect said Premises. Tenant shall promptly report in writing to Landlord any defective condition known to it which Landlord is required to repair.

     9. REPAIRS BY TENANT. Tenant accepts the Premises in their present condition and as suited for the uses intended by Tenant, without warranty or representation by Landlord, and Tenant agrees to return said Premises to Landlord at the expiration, or prior to termination, of this Lease in as good condition and repair as when first received, natural wear and tear, damage by storm, live, lightning, earthquake or other casualty alone excepted. Tenant shall not make alterations to the Premises without the consent of Landlord. Excepting the repair responsibilities of Landlord described in Paragraph 8, Tenant shall keep the Premises in good condition and repair.

     11. DESTRUCTION OF, OR DAMAGE TO PREMISES. If the Premises are totally destroyed by storm, fire, lightning, earthquake or other casualty, this Lease shall terminate as of the date of such destruction, and rental shall be accounted for as between Landlord and Tenant as of that date. If Premises are damaged but not wholly destroyed by any such casualty, rental shall abate in such proportion as use of Premises has been destroyed, and Landlord shall restore Premises to substantially the same condition as before damage as soon as reasonably possible, whereupon full rental shall recommence.

     12. INDEMNITY. Tenant and Landlord agree to indemnity and save each other harmless against claims and liability to persons and property caused by each's negligence or that of their employees, and all expenses incurred by Tenant or Landlord as a result thereof, including attorney fees and court costs.

     13. GOVERNMENTAL ORDERS. Tenant agrees, at his own expense, to promptly comply with all requirements of any legally constituted public authority made necessary by reason of Tenant's occupancy of said Premises. Landlord agrees to promptly comply with any requirements if not made necessary by reason of Tenant's occupancy.

     14. CONDEMNATION. If the whole of the Premises, or such portion thereof as will make Premises unusable for the purposes herein leased, be condemned by any legally constituted authority for any public use or purpose, then in either of said events the term hereby granted shall cease from the date when possession thereof is taken by public authorities, and rental shall be accounted for as between Landlord and Tenant as of said date. Such termination, however, shall be without prejudice to the rights of either Landlord or Tenant to recover compensation and damage caused by condemnation from the condemnor; provided, however, Tenant shall not be entitled to claim compensation for items which would reduce Landlord's award. It is further understood and agreed that neither the Tenant nor Landlord shall have any authority notwithstanding the termination of the lease as herein provided. Landlord agrees to pay to Agent, from the award made to Landlord under condemnation, the balance of lease commissions, reduced to then present cash value, as provided in Paragraph 15 hereof, and Agent may become a party to the condemnation proceeding for the purpose of enforcing its rights under this paragraph.

     15. ASSIGNMENT AND SUBLETTING. Tenant may sublease portions of the Premises to others provided such sublessee's operation is a part of the general operation of Tenant and under the supervision and control of Tenant, and provided such operation is within the purposes for which said Premises shall be used. Except as provided in preceding sentence, Tenant shall not, without the prior written consent of Landlord, assign this Lease or any interest hereunder, or sublease Premises or any part thereof, or permit the use of Premises by any party other than Tenant. Consent to any assignment or sublease shall not destroy this provision, and all later assignments or subleases shall be made likewise only on the prior written consent of Landlord. An assignee of Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

     16. REMOVAL OF FIXTURES. Tenant may (if not in default hereunder) prior to the expiration of this Lease, or any extension thereof, remove all fixtures and equipment which he has placed in the Premises, provided Tenant repairs all damages to premises caused by such removal.

     17. DEFAULT. (a) The following events shall be deemed to be Events of Default by Tenant under this Lease: (i) Tenant shall fail to pay any installment of rent or any other charge or assessment against Tenant pursuant to the terms hereof when due and shall not cure such failure within five (5) days after notice thereof to Tenant; (ii) Tenant shall fail to comply with any term, provision, covenant or warranty made under this Lease by Tenant, other than the payment of rent or any other charge or assessment payable by Tenant, and shall not cure such failure within thirty (30) days after notice thereof to Tenant; (iii) any court of competent jurisdiction shall enter, with regard to Tenant a decree or order for relief in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or a decree or order appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Tenant or for any substantial part of Tenant's property, or for a decree or order ordering the winding up or liquidation of Tenant's affairs, and any such decree or order shall continue unstayed and in effect for a period of thirty (30) days; (iv) Tenant shall commence a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, or Tenant shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Tenant or for any substantial part of Tenant's property; (v) Tenant shall abandon or vacate all or any portion of the Premises or fail to take possession thereof as provided in this Lease; or (vi) Tenant shall do or permit to be done anything which creates a lien of any nature or whatsoever upon the Premises.

     (b) Upon the occurrence of any of the aforesaid Events of Default, Landlord shall have the option to pursue any one or more of the following causes of action without any further notice or demand whatsoever: (i) terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and its effects and any other person, by force if necessary, without being liable for prosecution or any claim of damages therefor; and Tenant hereby agrees to indemnify Landlord for loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises or through decrease in rent or otherwise, and/or (ii) declare the entire amount of the rent required to be paid hereunder by Tenant which would become due and payable during the remainder of the Term to be due and payable immediately, in which event, Tenant agrees to pay the same at once, together with all rents theretofore due, at Landlord's address as provided herein; provided, however, that such payment shall not constitute a penalty for forfeiture or liquidated damages, but shall merely constitute payment in advance of the rent for the remainder of the Term. Upon making such payment, Tenant shall receive from Landlord all rents received by Landlord from other tenants on account of the Premises during the Term, provided that the monies to which Tenant shall so become entitled shall in no event exceed the entire amount actually paid by Tenant to Landlord pursuant to the preceding sentence, less all costs, expenses and attorney fees of Landlord incurred in connection with the termination of this Lease, eviction of Tenant and reletting of the Premises and the acceptance of such payment by Landlord shall not constitute a waiver of any failure of Tenant thereafter occurring to comply with any term, provision, condition or covenant of this Lease, and/or (iii) enter Premises as the agent of Tenant by force if necessary; without being liable to prosecution or any claim for damages therefor, and relet the Premises as the agent of Tenant receive the rent therefor and Tenant shall pay Landlord any deficiency that may arise by reason of such reletting on demand at the office of Landlord and/or (iv) as agent of Tenant, do whatever Tenant is obligated to do by the provisions of this Lease and Landlord may enter the Premises, by force if necessary, without being liable to prosecution or any claims for damages therefor, in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in this effecting compliance with this Lease on behalf of Tenant, and Tenant further agrees that Landlord shall not be liable for any damages to Tenant from such action, unless caused by the negligence of Landlord or otherwise.

     (c) Any reletting of the Premises by Landlord as the agent of the Tenant shall not terminate this Lease and may be such a term, rent amount, and other conditions as Landlord deems desirable, without advertisement and by private negotiations. Tenant shall reimburse Landlord for all Landlord's costs, expenses and attorney fees in connection with such reletting, including, without limitations all commissions and advertising costs. No action taken by or on behalf of Landlord shall be construed to be an acceptance of a surrender of the Premises and no agreement to accept a surrender of the Premises shall be valid unless in writing and executed by Landlord. In determining the amount of loss or damage which Landlord may suffer by reason or termination of this Lease or the deficiency arising by reason of any reletting of the Premises by Landlord as above provided, allowance shall be made for expense of repossession and any repairs or remodeling undertaken by Landlord following repossession and there shall be added to the amount of Rent due to Landlord as herein provided, all costs and expenses incurred by Landlord in the enforcement of this Lease, including, without limitation, the fees of Landlord's attorneys.


     18. EXTERIOR SIGNS. Tenant shall place no signs upon the outside walls or roof of the Premises except with the written consent of the Landlord. Any and all signs placed within the Premises by Tenant shall be maintained in compliance with rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use, or maintenance of said signs, and Tenant agrees upon removal of said signs to repair all damage incident to such removal.

     19. ENTRY FOR CARDING, ETC. Landlord may card premises "For Rent" or "For Sale" thirty (30) days before the termination of this Lease. Landlord may enter the Premises at reasonable hours to exhibit same to prospective purchasers or tenants and to make repairs required of Landlord under the terms hereof, or to make repairs to Landlord's adjoining property, if any.

     20.  EFFECT OF TERMINATION OF LEASE.  No termination of this
Lease prior to the normal ending thereof, by lapse of time or otherwise, shall affect Landlord's right to collect rent for the period prior to termination thereof.

     21. MORTGAGEE'S RIGHTS. Tenant's rights shall be subject to any bonafide mortgage or deed to secure debt which is now or may hereafter be placed upon the Premises by Landlord. The terms of this provision shall be self-operative; provided however, Tenant upon the request of any party in interest shall promptly execute, deliver, and record, such instruments or certificates as may be reasonably required to carry out the intent of this Paragraph. In addition, at the request of Landlord, Tenant shall execute and deliver instruments which provide that in any proceedings or foreclosure of under any security deed or mortgage or in the event of transfer of title by deed in lieu of foreclosure to any mortgagee or designee thereof, Tenant at the election and request of any mortgagee or designee thereof shall attorn to the purchase at foreclosure under the security deed or to any mortgagee or designee of mortgagee as the "Landlord" under this Lease.

     22. NO ESTATE IN LAND. This contract shall crate the relationship of Landlord and Tenant between the parties hereto;
no estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

     23. LATE MOVE-IN. In the event Landlord fails, for any reason whatsoever, to deliver possession of the Premises to Tenant on or before the commencement date of the term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom.

     24. HOLDING OVER. If Tenant remains in possession of Premises after expiration of the term hereof, with Landlord's acquiescence and without any express agreement of parties, Tenant shall be a tenant at will at rental rate in effect at end of Lease; and there shall be no renewal of this Lease by operation of law.

     25. ATTORNEY'S FEES AND HOMESTEAD. If any rent owing under this Lease is collected by or through an attorney at law, Tenant agrees to pay ten percent (10%) thereof attorney's fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease. Tenant hereby assigns to Landlord his homestead and exemption.

     26. RIGHTS CUMULATIVE. All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

     27. SERVICE OF NOTICE. Tenant hereby appoints as his agent to receive service of all dispossessory or distraint proceedings and notices hereunder, and all notices required under this Lease, the person in charge of Premises at the time, or occupying said Premises; and if no person is in charge of, or occupying said Premises, then such service or notice may be made by attaching the same on the main entrance to said Premises. A copy of all notices under this Lease shall also be sent to Tenant's last known address, if different from said Premises. If notice address different from the address of the occupant, all notices shall be sent to the address below:

_________________________________________________________________


     28. WAIVER OF RIGHTS. No failure of Landlord to exercise any power given Landlord hereunder, or to insist upon strict compliance by Tenant with his obligation hereunder, and no custom or practice of the parties at variance with the terms shall constitute a waiver of Landlord's right to demand exact compliance with the terms hereof.

     29. TIME OF ESSENCE. Time is of the essence of this agreement.

     30. DEFINITIONS. "Landlord" as used in this Lease shall include his heirs, representatives, assigns and successors in title to Premises. "Tenant" shall include his heirs and representatives, and if this Lease shall be validly assigned or sublet, shall include also Tenant assignees or sublessees, as to premises covered by such assignment or sublease. "Agent" shall include his successors, assigns, heirs, and representatives. "Landlord", "Tenant", and "Agent", include male and female, singular and plural, corporation, partnership or individual, as may fit the particular parties.

     31.  LIABILITY INSURANCE.  Tenant agrees to carry
Comprehensive General Liability insurance and in amount not less than $500,000 per bodily injury and property damage liability.
Such coverage shall name Landlord as an additional named insurance. Tenant shall provide to Landlord certificates of insurance evidencing such coverage.

     32.  WAIVER OF SUBROGATION   PROPERTY INSURANCE.  Landlord
and Tenant hereby release each other and their respective officers, directors, employees and agents from liability or responsibility for any loss or damage to property or persons insured under the policies maintained by Landlord and Tenant with respect to the Premises. Landlord's and Tenant's aforesaid policies or insurance shall contain an endorsement recognizing this release and waiving all rights of subrogation by their respective insurance carriers.

     33. ESTOPPEL CERTIFICATES. Within ten (10) days after any requests therefor by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord a written certificate acceptable to Landlord certifying if the same be true as to such matters relating to this Lease, the Premises or the Tenant, as Landlord shall reasonably request, or, if the same be not true, stating the manner in and the extent to which the same not be true.

     34. FORCE MAJEURE. In the event of strike, lockout, labor trouble, civil commotion, act of God, or any other cause (collectively herein "force majeure") outside and beyond Landlord's control, resulting in the impairment of Landlord's ability to perform any obligation or provide any service hereunder, this Lease shall not terminate except at Landlord's election, and Tenant's obligation to pay Annual Rental, additional rental and all other charges and sums due payable by Tenant shall not be altered or excused and Landlord shall not be considered to be in default under this Lease or liable in damages to Tenant in any manner.

     35.  BROKER COMMISSION.  Landlord agrees to pay        N/A
(hereinafter called "Agent"), as compensation for services rendered in procuring this Lease, the first month's rent plus five percent (5%) of all rents received thereafter, payable from rents received. If the term of this Lease is extended or renewed or if a new Lease is entered between Landlord and Tenant covering the premises, or any part thereof, or covering any other Premises as an expansion thereof or substitute for Premises herein leased, then in either of said events, Landlord, in consideration of Agent's having procured Tenant hereunder, agrees to pay Agent 5% of all rentals thereafter paid under such new Lease. Agent agrees that in the event Landlord sells the Premises, and upon Landlord's furnishing Agent with an agreement by Purchaser assuming Landlord's obligations to Agent under this Lease, Landlord will be thereafter released from any further obligations to Agent hereunder and Agent will execute any additional release which Landlord may request. Agent is party to this contract solely for the purpose of enforcing his rights under this paragraph and it is understood by all parties hereto that Agent is acting solely in the capacity as Agent for Landlord, to who Tenant must look as regards all covenants, agreements and warranties herein contained, and that Agent shall never be liable to Tenant in regard to any matter which may arise by virtue of this Lease. Monthly commissions are payable to Agent within ten
(10) days of receipt by Landlord of Tenant's monthly rent.

     36. SPECIAL STIPULATIONS. In so far as the following stipulations conflict with any of the foregoing provisions, the following shall control:

     Special Stipulations attached hereto and by reference made a part hereof.

Signed, sealed and delivered as
to Landlord, in the presence of:



/s/ Heather A. Miller              /s/
-----------------------------      -------------------------(SEAL)
Notary Public                      (Landlord)



                                   /s/
                                   -------------------------(SEAL)
                                   (Landlord)

Signed, sealed and delivered as
to Tenant, in the presence of:

                                   /s/
                                   -------------------------(SEAL)
                                   (Tenant)
/s/ Heather A. Miller
----------------------------
Notary Public

                                   /s/
                                   -------------------------(SEAL)
                                   (Tenant)



Signed, sealed and delivered as
to Broker, in the presence of:


-------------------------------    -------------------------------
Notary Public                      (Agent)

                       SPECIAL STIPULATIONS

          LANDLORD:           VPB Realty
          TENANT:             Delsoft Consulting Inc.
          PROPERTY:           Building 100, Unit 105 & 106 Roswell,
                              Georgia  30076


36(a).    SECURITY DEPOSIT:  Tenant has deposited with Landlord
the sum of $2500.00 as a security deposit which shall be held by Landlord, without liability for interest thereon, as security for the full and faithful performance by Tenant of each and every term, covenant, and condition of this Lease on the part of the Tenant to be observed and performed. If, from time to time, any of the rents herein set forth or any other charges or sums payable by Tenant to Landlord shall be overdue and unpaid or should Landlord make payments on behalf of the Tenant, or should Tenant fail to perform any of the terms of this Lease, and Tenant is in default hereunder and does not cure said default pursuant to Section 17 herein, then Landlord may, at its option, from time to time and without prejudice to any other remedy which Landlord may have on account thereof, appropriate and apply the security deposit, or so much thereof as may be necessary to compensate Landlord toward the payment of the rents, charges or other sums due from the Tenant, or resulting from such default on the part of the Tenant; and in such event Tenant shall forthwith upon demand restore the security deposit to the original sum deposited. In the event Tenant shall fully and faithfully comply with all of the terms, covenants, and conditions of the lease and pay all of the rentals as they become due and all other charges and sums payable by Tenant to Landlord, the security deposit shall be returned in full to Tenant within thirty (30) days after the date of the expiration or sooner termination of the Lease and surrender of the Premises by Tenant in compliance with the provision of the Lease.

36(b).    RENTAL RATE:  Rental as noted in Paragraph #3 shall be
as follows:

             First 12 months             $2,500.00 per month
             Second 12 months            $2,625.00 per month
             Third 12 months             $2,756.00 per month

36(c).    OPTION TO RENEW:  Tenant shall have an option to renew
lease for a one (1) year term with a ninety (90) day prior written notice to Landlord. Rental rate for the renewal term shall be $2,894.00 per month.







                  INITIALS:  Tenant: _________  Landlord:_________